UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2007

Date of reporting period:	10/31/2007

Item 1 – Reports to Stockholders

OCTOBER 31, 2007	ANNUAL REPORT

Dryden International Equity Fund

FUND TYPE

Global/International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden International Equity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden International Equity Fund

Dryden International Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Equity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.39%; Class B, 2.09%; Class C, 2.09%; Class F, 1.84%; Class L, 1.59%; Class M, 2.09%; Class X, 2.09%; Class Z, 1.09%. Net operating expenses apply to: Class A, 1.34%; Class B, 2.09%; Class C, 2.09%; Class F, 1.84%; Class L, 1.59%; Class M, 2.09%; Class X, 2.09%; Class Z, 1.09%, after contractual reduction through 2/28/2008.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Since Inception[1]
Class A	24.68%	189.08%	8.12%
Class B	23.73	177.92	2.00
Class C	23.73	177.92	2.00
Class F	N/A	N/A	18.11
Class L	N/A	N/A	17.49
Class M	N/A	N/A	16.92
Class X	N/A	N/A	16.92
Class Z	25.05	192.30	9.91
MSCI EAFE® ND Index[2]	24.91	183.98	**
Lipper International Multi-Cap Growth Funds Avg.[3]	31.75	191.34	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Since Inception[1]
Class A	17.57%	23.24%	–0.22%
Class B	18.52	23.66	–0.22
Class C	22.40	23.72	–0.23
Class F	N/A	N/A	N/A
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	24.67	24.90	0.74
MSCI EAFE® ND Index[2]	24.86	23.55	**
Lipper International Multi-Cap Growth Funds Avg.[3]	28.86	23.55	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07. The Since Inception returns for the MSCI EAFE® ND Index and the Lipper International Multi-Cap Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE® ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

3The Lipper Average represents returns based on an average return of all funds in the Lipper International Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**MSCI EAFE® ND Index Closest Month-End to Inception cumulative total returns as of 10/31/2007 are 65.68% for Class A, Class B, Class C, and Class Z; 17.60% for Class F; and 12.99% for Class L, Class M, and Class X. MSCI EAFE® ND Index Closest Month-End to Inception average annual total returns as of 9/30/07 are 6.34% for Class A, Class B, Class C, and Class Z. Class F, Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 10/31/07 are 41.04% for Class A, Class B, Class C, and Class Z; 23.17% for Class F; and 19.27% for Class L, Class M, and Class X. Lipper International Multi-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 9/30/07 are 3.39% for Class A, Class B, Class C, and Class Z. Class F, Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

Dryden International Equity Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/07
Nokia Oyj, Communications Equipment	1.6%
Toyota Motor Corp., Automobiles	1.5
Vodafone Group PLC, Wireless Telecommunication Services	1.5
BHP Billiton, Ltd., Metals & Mining	1.5
Banco Santander SA, Commercial Banks	1.5

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/07
Commercial Banks	14.9%
Oil, Gas & Consumable Fuels	7.4
Metals & Mining	6.4
Insurance	5.6
Pharmaceuticals	4.4

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden International Equity Fund’s Class A shares returned 24.7% for the 12-month reporting period ended October 31, 2007, in line with the 24.9% return of the benchmark MSCI EAFE ND Index (the Index) but lagging the 31.75% return of the Lipper International Multi-Cap Growth Funds Average.

What were conditions like in the international stock markets?

The global economic expansion continued during the reporting period. By the end of 2006, the global economy recorded its strongest cumulative gross domestic product growth in a decade, lifting stock market indexes worldwide. This bullish trend held through the beginning of the summer of 2007. However, a crisis in debt securities tied to U.S. subprime mortgages (home loans made to borrowers with poor credit histories) began to rattle world equity markets in July, and then continued to intensify in August. A major European bank temporarily stopped withdrawals from three of its investment funds with exposure to the risky mortgages and some hedge funds suffered losses and sold assets.

Signs of market distress in early August prompted the European Central Bank, the U.S. Federal Reserve (the Fed), the Bank of Japan, and the Reserve Bank of Australia to inject massive amounts of cash into their banking systems. In mid-August, the Fed reduced the discount rate it charges banks to borrow from it by a half point. In mid-September, the Fed cut its target for the federal funds rate on overnight loans between banks and the discount rate by a half point. Finally, in late October, it cut both short-term rates by another quarter point, which lowered its target for the federal funds rate to 4.50% and the discount rate to 5.00%.

Global stock markets rebounded sharply in response to the Fed rate cuts, helping the Index return 24.9 % for the reporting period. The best performing region was the Nordic area comprised of Sweden, Norway, Denmark, and its frontrunner, Finland. Heavily weighted nations in the Index such as the United Kingdom and France posted returns consistent with the performance of the Index, but Germany outperformed. The Pacific region, home to some of the world’s most dynamic economies, ironically lagged the Index. The main factor contributing to the region’s lower returns was weakness in the Japanese stock market. As the Index’s most heavily weighted Asian country, Japan took hits on several fronts, including the recent market turmoil, its sluggish domestic economic growth, and a spiking yen that made its exports less competitive. Bright spots, such as Hong Kong and Singapore recorded new highs, but were unable to lift the Index. Australia’s economy soared in tandem with natural resources stocks.

Dryden International Equity Fund	5

Strategy and Performance Overview (continued)

Most sectors in the Index finished the reporting period firmly in positive territory. Like the previous year, materials outpaced other sectors. Industries within the materials and energy sectors benefited from rising commodity prices and strong global demand, particularly in nations such as China and India, whose economies expanded rapidly. The telecommunication services sector climbed out of last year’s doldrums amidst the prospect of industry consolidation and product innovation. Information technology companies providing Internet and mobile services to China faired well, but the sector’s overall performance was less than stellar. Among consumer-oriented stocks, the consumer staples sector, made up of industries that tend to do well even when an economy slows, performed better than the more cyclical consumer discretionary sector. In the latter, consumer durables and apparel posted a modest return but automobiles and components gained sharply.

Financials and healthcare were the weakest sectors in the Index. Banking stocks experienced severe distress due to the subprime mortgage crisis and the related global credit crunch. Real estate, while closing the period with positive returns and leading the financials sector, showed weakness due to the ripple effects of the crisis in mortgage lending. Healthcare stocks found support in equipment and service companies. However, disappointing results in pharmaceutical and biotechnology holdings effectively suppressed returns, which were nominally positive but by less than a full percentage point.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the Index by actively managing the Fund via a quantitative process that evaluates 1,000 stocks. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the Index. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values.

Among rapidly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among rapidly growing companies, the largest contributors were shares of Hong Kong Exchanges & Clearing Ltd. (+329%), CSL Ltd. (+136%), and WorleyParsons Ltd. (+223%). The largest detractors were shares of Matsushita Electric Industrial Co. (-8%), Tokyo Electron Ltd. (-21%), and Foxconn International Holdings Ltd. (-17%).

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Among slowly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among slowly growing companies, the largest contributors were shares of Vodafone Group PLC (+60%), E.ON AG (+67%), and Nokia Corp. (+103%). The largest detractors were shares of Chuo Mitsui Trust Holdings (-32%), AstraZeneca PLC (-14%), and Mizuho Financial Group Inc. (-28%).

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden International Equity Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Equity Fund		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,090.40	1.36%	$7.17
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92

Class B	Actual	$1,000.00	$1,086.10	2.11%	$11.09
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71

Class C	Actual	$1,000.00	$1,086.10	2.11%	$11.09
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71

Class F	Actual	$1,000.00	$1,088.30	1.86%	$9.79
	Hypothetical	$1,000.00	$1,015.83	1.86%	$9.45

Class L	Actual	$1,000.00	$1,089.40	1.61%	$8.48
	Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19

Class M	Actual	$1,000.00	$1,086.10	2.11%	$11.09
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71

Class X	Actual	$1,000.00	$1,086.10	2.11%	$11.09
	Hypothetical	$1,000.00	$1,014.57	2.11%	$10.71

Class Z	Actual	$1,000.00	$1,092.80	1.11%	$5.86
	Hypothetical	$1,000.00	$1,019.61	1.11%	$5.55

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden International Equity Fund	9

Portfolio of Investments

as of October 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS 97.4%

Australia 6.7%
61,979	AGL Energy, Ltd.	$698,696
10,262	Australia and New Zealand Banking Group, Ltd.	289,719
64,621	Babcock & Brown, Ltd.	1,871,135
396,507	BHP Billiton, Ltd.	17,265,828
122,495	Centro Properties Group	806,365
269,238	Challenger Financial Services Group, Ltd.	1,608,908
3,714	Cochlear, Ltd.	238,819
244,086	CSL, Ltd.	8,385,459
186,970	Downer EDI, Ltd.	1,165,917
747,158	Goodman Fielder, Ltd.	1,471,271
231,032	GPT Group	999,585
616,927	ING Industrial Fund	1,616,672
340,551	Macquarie Airports	1,399,558
35,639	Macquarie Bank, Ltd.	2,846,347
548,881	Macquarie Infrastructure Group	1,629,309
470,115	Mirvac Group	2,549,472
54,996	National Australian Bank, Ltd.	2,225,025
53,426	Origin Energy, Ltd.	458,493
349,046	Pacific Brands, Ltd.	1,128,932
1,060,301	Quantas Airways, Ltd.	5,863,915
56,839	Santos, Ltd.	750,231
94,301	Stockland	792,166
36,556	Suncorp-Metway, Ltd.	694,525
172,697	Westfield Group	3,531,121
186,293	Westpac Banking Corp.	5,228,885
235,639	Woolworths, Ltd.	7,385,337
127,166	WorleyParsons, Ltd.	5,748,309

		78,649,999

Austria 0.1%
9,112	Voestalpine AG	819,268

Belgium 2.0%
112,874	Belgacom SA	5,393,950
201,481	Dexia SA	6,461,634
133,446	Fortis	4,264,241
79,794	InBev NV	7,531,509

		23,651,334

See Notes to Financial Statements.

Dryden International Equity Fund	11

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

China
41,000	Tencent Holdings, Ltd.	$351,472

Denmark 1.0%
10,050	Carlsberg A/S	1,353,581
7,850	Danisco A/S	604,157
175,132	Danske Bank A/S	7,717,879
11,400	Det Ostasiatiske Kompagni A/S (The East Asiatic Company, Ltd.)	918,363
31,000	H Lundbeck A/S	887,160
17,430	Sydbank A/S	801,996

		12,283,136

Finland 2.3%
5,602	Konecranes Oyj	250,745
89,621	Neste Oil Oyj	3,220,826
472,008	Nokia Oyj	18,699,817
87,262	OKO Bank PLC	1,870,758
75,917	Outokumpu Oyj (Class A)	2,831,698
10,384	Rautaruukki Oyj	594,145

		27,467,989

France 10.3%
108,480	Air France-KLM	4,123,293
170,843	AXA SA	7,637,017
115,261	BNP Paribas	12,704,004
8,175	Business Objects SA(a)	491,199
10,314	Casino Guichard Perrachon SA	1,151,744
15,356	CNP Assurances	1,957,231
81,829	Compagnie de Saint-Gobain	8,770,229
9,998	Compagnie Generale des Etablissements Michelin (Class B)	1,338,618
167,122	France Telecom SA	6,163,433
47,499	Lafarge SA	7,723,275
22,995	Lagardere SCA	1,943,258
81,009	Peugeot SA	7,507,722
2,112	PPR	418,576
14,161	Renault SA	2,377,432
64,148	Safran SA	1,627,046
145,961	Sanofi-Aventis	12,799,998
19,389	Schneider Electric SA	2,669,551
54,200	SCOR SE	1,476,005
40,968	Societe Generale	6,875,574
52,469	Suez SA	3,412,556
7,459	Thales SA	464,817

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

207,843	Total SA	$16,754,492
228,567	Vivendi	10,290,233

		120,677,303

Germany 8.6%
62,769	Allianz SE	14,140,413
29,886	Altana AG	724,693
87,202	BASF AG	12,097,249
182,294	Commerzbank AG	7,742,247
23,291	Continental AG	3,518,869
18,643	Daimler AG	2,067,514
67,780	Deutsche Bank AG	9,080,861
55,770	Deutsche Lufthansa AG	1,648,824
81,773	E.ON AG	15,998,060
6,992	Heidelberger Druckmaschinen AG	286,425
56,714	Hypo Real Estate Holding AG	3,382,220
1,783	MAN AG	318,582
42,596	Muenchener Rueckversicherungs-Gesellschaft AG	8,144,669
36,997	RWE AG	5,042,975
18,218	Salzgitter AG	3,582,376
23,919	Siemens AG	3,270,045
132,894	ThyssenKrupp AG	8,830,083
17,839	Wincor Nixdorf AG	1,771,367

		101,647,472

Greece 0.9%
22,041	Alpha Bank AE	815,423
30,186	Coca-Cola Hellenic Bottling Co. SA	1,873,207
81,948	National Bank of Greece SA	5,695,465
41,378	OPAP SA	1,690,244

		10,074,339

Hong Kong 1.9%
139,000	Cheung Kong Infrastructure Holdings, Ltd.	544,595
288,000	Esprit Holdings, Ltd.	4,809,980
206,652	Hong Kong Exchanges and Clearing, Ltd.	6,898,556
114,000	Hong Kong Electric Holdings, Ltd.	586,099
208,000	Hopewell Holdings	1,077,808
208,000	Li & Fung, Ltd.	987,033
88,000	Orient Overseas International, Ltd.	908,497

See Notes to Financial Statements.

Dryden International Equity Fund	13

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

192,500	Swire Pacific, Ltd. (Class A)	$2,749,260
692,000	Wharf Holdings, Ltd.	4,172,402

		22,734,230

Ireland 0.3%
47,743	Allied Irish Banks PLC	1,192,277
61,603	Anglo Irish Bank Corp. PLC	1,035,120
21,766	Bank of Ireland	401,679
6,461	CRH PLC	246,517
3,409	Irish Life & Permanent PLC	77,261

		2,952,854

Italy 2.9%
413,081	Enel SpA	4,945,483
181,173	ENI SpA	6,613,398
165,699	Fiat SpA	5,347,684
12,875	Fondiaria-SAI SpA	624,587
19,510	Italcementi SpA	448,220
2,076,380	Telecom Italia SpA	5,365,774
1,242,360	UniCredito Italiano SpA	10,635,689
23,660	Union di Banche Italiane SCPA	657,689

		34,638,524

Japan 18.8%
99,300	Aisin Seiki Co., Ltd.	4,080,251
22,000	Ajinomoto Co., Inc.	248,490
155,000	Amada Co., Ltd.	1,568,366
23,100	Asahi Breweries, Ltd.	382,030
44,700	Astellas Pharma, Inc.	1,984,296
111,300	Bridgestone Corp.	2,463,711
254,000	Chiba Bank, Ltd. (The)	2,038,669
53,000	Chuo Mitsui Trust Holdings, Inc.	424,080
52,400	Coca-Cola West Holdings Co., Ltd.	1,213,088
83,000	COMSYS Holdings Corp.	813,728
147,000	Dainippon Ink & Chemicals, Inc.	705,313
46,000	Daito Trust Construction Co., Ltd.	2,132,798
55,900	Denso Corp.	2,270,942
141,700	FUJIFILM Holdings Corp.	6,778,193
69,000	Hachijuni Bank, Ltd. (The)	527,058
60,000	Hino Motors, Ltd.	432,568
39,600	Hitachi Construction Machinery Co., Ltd.	1,624,220
70,353	Hokkaido Electric Power Co., Inc.	1,518,143
124,474	Honda Motor Co., Ltd.	4,661,160

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

3,100	Idemitsu Kosan Co., Ltd.	$361,024
591,000	ITOCHU Corp.	7,468,189
104,000	JGC Corp.	2,082,687
94,000	Joyo Bank, Ltd. (The)	582,927
39,100	JS Group Corp.	633,403
158,000	Kamigumi Co., Ltd.	1,286,495
325,000	Kawasaki Kisen Kaisha, Ltd.	4,511,082
307	KDDI Corp.	2,318,672
2,200	Keyence Corp.	506,992
287,700	Komatsu, Ltd.	9,645,619
40,000	Komori Co.	1,057,938
14,000	Konica Minolta Holdings, Inc.	245,078
60,500	Kuraray Co., Ltd.	790,003
27,200	Kyocera Corp.	2,311,950
148,000	Kyowa Hakko Kogyo Co., Ltd.	1,615,723
63,600	Makita Corp.	3,064,042
476,222	Marubeni Corp.	4,089,058
630,343	Mitsubishi Chemical Holdings Corp.	5,215,492
97,000	Mitsubishi Gas Chemical Co., Inc.	971,171
118,000	Mitsubishi Heavy Industries, Ltd.	687,209
173,000	Mitsubishi Materials Corp.	1,012,847
59,600	Mitsubishi UFJ Financial Group, Inc.	596,366
263,000	Mitsui & Co., Ltd.	6,821,710
458,000	Mitsui O.S.K. Lines, Ltd.	7,569,609
115,000	Nikon Corp.	3,690,552
18,900	Nintendo Co., Ltd.	12,002,987
379,000	Nippon Mining Holdings, Inc.	3,584,720
771,000	Nippon Oil Corp.	6,828,505
134,000	Nippon Sheet Glass Co., Ltd.	818,065
66,000	Nippon Shokubai Co., Ltd.	652,254
759	Nippon Telegraph and Telephone Corp.	3,473,671
45,000	Nippon Yusen KK	464,588
168,500	Nissan Motor Co., Ltd.	1,933,161
29,000	Nisshinbo Industries, Inc.	395,784
41,000	NOK Corp.	915,969
158,753	NSK, Ltd.	1,407,541
76	NTT Data Corp.	346,572
23,000	Olympus Corp.	957,828
90,700	Omron Corp.	2,230,747
318,000	Ricoh Co., Ltd.	6,285,445
153,000	Sanwa Holdings Corp.	806,897
89	Sapporo Hokuyo Holdings, Inc.	916,044
42,000	Seino Holdings Corp.	360,639

See Notes to Financial Statements.

Dryden International Equity Fund	15

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

306,000	Sekisui Chemical Co., Ltd.	$2,094,225
394,000	Sekisui House, Ltd.	5,040,610
32,100	Shin-Etsu Chemical Co., Ltd.	2,059,088
18,000	Shiseido Co., Ltd.	433,340
36,600	Stanley Electric Co., Ltd.	813,952
48,400	Sumco Corp.	1,766,464
222,400	Sumitomo Corp.	3,875,078
84,000	Sumitomo Electric Industries, Ltd.	1,359,983
77,000	Sumitomo Heavy Industries, Ltd.	1,017,235
1,271,000	Sumitomo Metal Industries, Ltd.	6,290,955
139,000	Sumitomo Metal Mining Co., Ltd.	3,101,766
827	Sumitomo Mitsui Financial Group, Inc.	6,774,225
11,000	Sumitomo Realty & Development Co., Ltd.	388,247
7,000	Suzuken Co., Ltd.	225,997
18,200	Takeda Pharmaceutical Co., Ltd.	1,136,854
31,700	TDK Corp.	2,601,606
51,200	Tokai Rika Co., Ltd.	1,514,236
38,400	Tokyo Electron, Ltd.	2,255,085
324,000	Tokyo Tatemono Co., Ltd.	4,168,311
28,000	Toshiba Corp.	237,112
302,000	Tosoh Corp.	1,932,933
30,000	Toyo Suisan Kaisha, Ltd.	521,558
9,100	Toyota Industries Corp.	389,689
318,034	Toyota Motor Corp.	18,205,602
14,480	USS Co., Ltd.	948,449
68,300	Yamaha Corp.	1,588,586
13,700	Yamaha Motor Co., Ltd.	391,211
29,000	Zeon Corp.	273,848

		220,790,604

Luxembourg 0.2%
30,100	Oriflame Cosmetics SA	1,819,633

Netherlands 6.0%
241,294	Aegon NV	4,984,214
37,601	European Aeronautic Defence and Space Co. NV	1,276,697
25,849	Fugro NV	2,265,321
7,897	Heineken NV	552,510
272,718	ING Groep NV	12,262,137
18,540	Koninklijke Ahold NV	278,228
109,154	Koninklijke DSM NV	6,188,582
357,344	Royal Dutch Shell PLC	15,640,718
360,197	Royal Dutch Shell PLC (Class B)	15,690,697

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

166,307	TNT NV	$6,803,085
135,932	Unilever NV	4,408,659

		70,350,848

New Zealand 0.3%
150,996	Fletcher Building, Ltd.	1,387,316
784,679	Telecom Corp. of New Zealand, Ltd.	2,635,858

		4,023,174

Norway 0.4%
193,109	DnB NOR ASA	3,184,421
38,430	Orkla ASA	713,921
12,850	Petroleum Geo-Services ASA	378,307

		4,276,649

Portugal 0.8%
273,131	Banco BPI SA	2,389,674
228,597	Banco Espirito Santo SA	5,536,528
58,136	Cimpor Cimentos de Portugal SGPS SA	527,169
41,652	Portugal Telecom SGPS SA	574,959
5,866	PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	79,788
169,040	Sonae SGPS SA	494,620

		9,602,738

Singapore 1.3%
89,000	CapitaLand, Ltd.	501,109
64,000	City Developments, Ltd.	706,646
72,000	DBS Group Holdings, Ltd.	1,126,928
6,000	Haw Par Corp., Ltd.	32,996
105,004	Jardine Cycle & Carriage, Ltd.	1,539,407
332,000	Keppel Corp, Ltd.	3,412,672
300,000	SembCorp Industries, Ltd.	1,239,154
878,800	SembCorp Marine, Ltd.	2,728,366
93,000	Singapore Exchange, Ltd.	1,019,057
221,000	Singapore Petroleum Co., Ltd.	1,262,053
123,000	Singapore Press Holdings, Ltd.	391,507
98,000	UOL Group, Ltd.	359,599
92,000	Venture Corp., Ltd.	892,535

		15,212,029

South Africa
16,930	Mondi, Ltd.	171,611

See Notes to Financial Statements.

Dryden International Equity Fund	17

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Spain 4.9%
50,178	Acerinox SA	$1,479,864
73,188	ACS Actividades Cons y Serv	4,527,934
268,684	Banco Bilbao Vizcaya Argentaria SA	6,760,398
115,450	Banco Popular Espanol SA	2,015,170
788,577	Banco Santander SA	17,134,286
77,476	Ebro Puleva SA	1,596,992
4,775	Fomento de Construcciones y Contratas SA	415,699
31,937	Gas Natural SDG SA	1,963,824
55,042	Gestevision Telecinco SA	1,582,652
44,911	Inditex SA	3,340,595
117,275	Repsol YPF SA	4,629,165
281,360	Telefonica SA	9,288,324
47,101	Union Fenosa SA	3,132,334

		57,867,237

Sweden 2.4%
11,900	Alfa Laval AB	942,326
90,750	Boliden AB	1,600,113
74,067	Husqvarna AB (Class B)	892,015
251,918	Sandvik AB	4,759,119
156,287	Skandinaviska Enskilda Banken AB (Class A)	4,785,514
285,300	Svenska Cellulosa AB (Class B)	5,030,439
231,800	Svenska Handelbanken AB (Class A)	7,681,599
99,300	Swedish Match AB	2,219,850

		27,910,975

Switzerland 6.2%
434,494	ABB, Ltd.	13,067,827
168,483	Credit Suisse Group	11,330,133
28,593	Nestle SA	13,193,162
76,430	Novartis AG	4,064,302
2,077	Rieter Holding AG	1,203,993
47,588	Roche Holding AG	8,117,566
31,014	Swatch Group AG	1,947,746
6,885	Swiss Life Holding	1,901,934
76,358	Swiss Reinsurance Co.	7,165,154
5,507	Swisscom AG	2,035,888
55,951	UBS AG	2,992,200
18,212	Zurich Financial Services AG	5,482,938

		72,502,843

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

United Kingdom 19.1%
46,124	3i Group PLC	$1,040,578
62,087	Anglo American PLC	4,278,301
213,784	AstraZeneca PLC	10,548,509
122,922	Aviva PLC	1,931,000
38,377	Balfour Beatty PLC	394,998
336,323	Barclays PLC	4,223,881
149,760	Barratt Developments PLC	2,031,863
62,455	Bellway PLC	1,396,027
279,337	BHP Billiton PLC	10,634,937
47,226	Bovis Homes Group PLC	651,539
854,257	BP PLC	11,101,629
75,258	British Airways PLC(a)	696,746
52,379	British American Tobacco PLC	1,993,088
52,041	British Land Co. PLC	1,172,987
976,855	BT Group PLC	6,621,644
201,580	Capita Group PLC	3,139,405
1,074,763	Centrica PLC	8,240,677
96,441	Charter PLC(a)	2,173,748
48,426	Close Brothers Group PLC	773,318
61,006	Daily Mail & General Trust	777,591
59,810	Firstgroup PLC	988,688
425,240	GlaxoSmithKline PLC	10,946,440
160,310	Hays PLC	457,500
479,577	HBOS PLC	8,705,440
507,232	Home Retail Group	4,598,448
497,725	HSBC Holdings PLC	9,842,107
20,083	IMI PLC	234,475
177,863	Imperial Tobacco Group PLC	8,997,997
19,363	Inchcape PLC	189,330
71,323	International Power PLC	725,198
48,973	Investec PLC	591,631
542,033	Kingfisher PLC	2,223,673
816,244	Legal & General Group PLC	2,377,805
280,194	Lloyds TSB Group PLC	3,178,130
40,829	Marks & Spencer Group PLC	553,521
141,007	Michael Page International PLC	1,284,201
147,309	Mondi PLC	1,365,334
237,933	National Grid PLC	3,965,303
61,257	Next PLC	2,812,373
19,232	Northern Rock PLC	73,780
437,638	Old Mutual PLC	1,674,368

See Notes to Financial Statements.

Dryden International Equity Fund	19

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

30,561	Persimmon PLC	$666,594
188,786	Reckitt Benckiser PLC	10,948,041
108,995	Resolution PLC	1,655,560
135,717	Rio Tinto PLC	12,670,644
4,812,852	Rolls-Royce Group PLC (Class B)(a)	10,007
119,130	Rolls-Royce Group PLC	1,332,667
1,245,164	Royal & Sun Alliance Insurance Group PLC	4,082,972
1,179,090	Royal Bank of Scotland Group PLC	12,662,965
102,555	SABMiller PLC	3,081,363
67,079	Scottish & Southern Energy PLC	2,170,273
46,213	Tate & Lyle PLC	418,476
512,684	Taylor Wimpey PLC	2,638,415
906,586	Tesco PLC	9,199,134
67,735	Trinity Mirror PLC	565,832
186,044	TUI Travel PLC(a)	1,042,540
37,878	Unilever PLC	1,279,848
4,558,150	Vodafone Group PLC	17,913,008
64,221	William Hill PLC	826,582
102,500	WPP Group PLC	1,399,190
55,210	Yell Group PLC	522,333

		224,694,652

	Total common stocks (cost $903,148,567)	1,145,170,913

PREFERRED STOCK 0.5%
Germany
2,279	Porsche AG (cost $3,002,136)	6,077,553

	Total long-term investments (cost $906,150,703)	1,151,248,466

Principal Amount (000)

SHORT-TERM INVESTMENTS 0.4%

U.S. Government Security 0.2%
United States
$2,550	United States Treasury Bills, 3.82%, 12/20/2007(b)(c) (cost $2,536,742)	2,536,541

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Affiliated Money Market Mutual Fund 0.2%
2,626,492	Dryden Core Investment Fund - Taxable Money Market Series (cost $2,626,492)(Note 3)(d)	$2,626,492

	Total short-term investments (cost $5,163,234)	5,163,033

	Total Investments(f) 98.3% (cost $911,313,937; Note 5)	1,156,411,499
	Other assets in excess of liabilities(e) 1.7%	19,985,827

	Net Assets 100.0%	$1,176,397,326

(a)	Non-income producing security.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund - Taxable Money Market Series.
(e)	Other assets in excess of liabilities included net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at October 31, 2007:

Number of Contracts	Type	Expiration Date	Value at October 31, 2007	Value at Trade Date	Unrealized Appreciation
Long Positions:
11	Hang Seng Stock Index	Nov. 07	$2,219,019	$2,138,689	$80,330
122	Nikkei 225 Index	Dec. 07	10,281,550	9,747,950	533,600
123	DJ Euro Stoxx 50 Index	Dec. 07	8,024,799	7,649,933	374,866
46	FTSE 100 Index	Dec. 07	6,454,806	6,167,460	287,346

					$1,276,142

(f)	As of October 31, 2007, 142 securities representing $341,761,508 and 29.6% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Dryden International Equity Fund	21

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31 , 2007 was as follows:

Commercial Banks	14.9%
Oil, Gas & Consumable Fuels	7.4
Metals & Mining	6.4
Insurance	5.6
Pharmaceuticals	4.4
Automobiles	4.1
Diversified Telecommunication Services	3.5
Chemicals	2.7
Diversified Financial Services	2.5
Electric Utilities	2.5
Machinery	2.5
Capital Markets	2.4
Food Products	2.1
Trading Companies & Distributors	1.9
Household Durables	1.8
Multi-Utilities	1.8
Wireless Telecommunication Services	1.7
Auto Components	1.6
Communications Equipment	1.6
Electrical Equipment	1.5
Food & Staples Retailing	1.5
Media	1.5
Beverages	1.4
Electronic Equipment & Instruments	1.3
Marine	1.1
Real Estate Management & Development	1.1
Software	1.1
Tobacco	1.1
Airlines	1.0
Real Estate Investment Trusts (REITs)	1.0
Specialty Retail	1.0
Building Products	0.9
Construction Materials	0.9
Household Products	0.9
Industrial Conglomerates	0.8
Biotechnology	0.7
Construction & Engineering	0.7
Energy Equipment & Services	0.7
Air Freight & Logistics	0.6
Office Electronics	0.6
Paper & Forest Products	0.6
Commercial Services & Supplies	0.5
Transportation Infrastructure	0.5
Aerospace & Defense	0.4
Internet & Catalog Retail	0.4

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Leisure Equipment & Products	0.4%
Distributors	0.3
Hotels, Restaurants & Leisure	0.3
Multiline Retail	0.3
Semiconductors & Semiconductor Equipment	0.3
Affiliated Money Market Mutual Fund	0.2
Computers & Peripherals	0.2
Gas Utilities	0.2
Personal Products	0.2
Textiles, Apparel & Luxury Goods	0.2
U.S Government Security	0.2
Health Care Equipment & Supplies	0.1
Independent Power Producers & Energy Traders	0.1
Road & Rail	0.1

98.3
Other assets in excess of liabilities	1.7

100.0%

See Notes to Financial Statements.

Dryden International Equity Fund	23

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments, at value:
Unaffiliated investments (cost $908,687,445)	$1,153,785,007
Affiliated investments (cost $2,626,492)	2,626,492
Cash	2
Foreign currency, at value (cost $17,889,274)	18,259,790
Receivables for investments sold	4,619,393
Dividends receivable	2,054,239
Foreign tax reclaim receivable	1,141,081
Receivable for Series shares sold	413,719
Due from broker—variation margin	136,355
Prepaid expenses	49,211

Total assets	1,183,085,289

Liabilities
Payable for investments purchased	3,688,174
Payable for Series shares reacquired	1,137,478
Management fee payable	756,021
Accrued expenses	553,982
Distribution fee payable	316,224
Transfer agent fee payable	222,929
Deferred directors’ fees	13,155

Total liabilities	6,687,963

Net Assets	$1,176,397,326

Net assets were comprised of:
Common stock, at par	$1,126,506
Paid-in capital in excess of par	1,036,073,618

1,037,200,124
Undistributed net investment income	13,689,008
Accumulated net realized loss on investments and foreign currency transactions	(121,368,950)
Net unrealized appreciation on investments and foreign currencies	246,877,144

Net assets, October 31, 2007	$1,176,397,326

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($557,878,469 ÷ 53,171,698 shares of common stock issued and outstanding)	$10.49
Maximum sales charge (5.50% of offering price)	.61

Maximum offering price to public	$11.10

Class B
Net asset value, offering price and redemption price per share
($32,905,153 ÷ 3,260,012 shares of common stock issued and outstanding)	$10.09

Class C
Net asset value, offering price and redemption price per share
($75,010,229 ÷ 7,433,921 shares of common stock issued and outstanding)	$10.09

Class F
Net asset value, offering price and redemption price per share
($28,727,534 ÷ 2,841,107 shares of common stock issued and outstanding)	$10.11

Class L
Net asset value and redemption price per share
($34,432,545 ÷ 3,287,055 shares of common stock issued and outstanding)	$10.48
Maximum sales charge (5.75% of offering price)	.64

Maximum offering price to public	$11.12

Class M
Net asset value, offering price and redemption price per share
($68,244,370 ÷ 6,761,142 shares of common stock issued and outstanding)	$10.09

Class X
Net asset value, offering price and redemption price per share
($25,427,932 ÷ 2,519,346 shares of common stock issued and outstanding)	$10.09

Class Z
Net asset value, offering price and redemption price per share
($353,771,094 ÷ 33,376,343 shares of common stock issued and outstanding)	$10.60

See Notes to Financial Statements.

Dryden International Equity Fund	25

Statement of Operations

Year Ended October 31, 2007

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $2,812,563)	$27,590,571
Interest	200,226
Affiliated dividend income	56,348
Affiliated income from securities loaned, net	45,968

Total income	27,893,113

Expenses
Management fee	7,402,265
Distribution fee—Class A	1,095,486
Distribution fee—Class B	392,046
Distribution fee—Class C	537,654
Distribution fee—Class F	217,060
Distribution fee—Class L	109,400
Distribution fee—Class M	476,630
Distribution fee—Class X	157,665
Transfer agent’s fees and expenses (including affiliated expense of $1,373,100)	1,934,000
Custodian’s fees and expenses	530,000
Reports to shareholders	102,000
Legal fees and expenses	71,000
Registration fees	60,000
Loan interest expense (Note 7)	40,144
Audit fee	39,000
Directors’ fees	33,000
Insurance	12,000
Miscellaneous	60,730

Total expenses	13,270,080

Net investment income	14,623,033

Realized And Unrealized Gain On Investments, Futures And Foreign Currency Transactions
Net realized gain on:
Investment transactions	179,200,218
Foreign currency transactions	510,676
Financial futures transactions	1,779,429

181,490,323

Net change in unrealized appreciation (depreciation) on:
Investments	8,214,256
Foreign currencies	255,127
Financial futures contracts	917,547

9,386,930

Net gain on investments and foreign currency transactions	190,877,253

Net Increase In Net Assets Resulting From Operations	$205,500,286

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$14,623,033	$4,095,439
Net realized gain on investments and foreign currency transactions	181,490,323	19,004,077
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	9,386,930	48,931,280

Net increase in net assets resulting from operations	205,500,286	72,030,796

Dividends from net investment income (Note 1)
Class A	(1,073,236)	(223,315)
Class B	(374,594)	—
Class C	(114,787)	—
Class Z	(4,300,460)	(1,403,752)

	(5,863,077)	(1,627,067)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	165,224,236	103,089,748
Net asset value of shares issued in connection with mergers (Note 8)	638,140,587	—
Net asset value of shares issued in reinvestment of dividends	5,775,611	1,617,011
Cost of shares reacquired	(203,229,861)	(78,038,521)

Net increase in net assets from Series share transactions	605,910,573	26,668,238

Total increase	805,547,782	97,071,967

Net Assets
Beginning of year	370,849,544	273,777,577

End of year(a)	$1,176,397,326	$370,849,544

(a) Includes undistributed net investment income of:	$13,689,008	$4,159,706

See Notes to Financial Statements.

Dryden International Equity Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: Dryden International Equity Fund (the “Series”) and Strategic Partners International Value Fund. These financial statements relate to the Dryden International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board

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of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2007, 142 securities representing $341,761,508 and 29.6% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Dryden International Equity Fund	29

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Fund invests in financial futures contracts in

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order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (QMA). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Dryden International Equity Fund	31

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series’ average daily net assets over $1.5 billion. PI contractually agreed to subsidize and or cap the annual operating expenses so that annual operation expenses (exclusive of distribution and service (12b-1) fees) do not exceed 1.25% of the Series net assets. The effective management fee was .78% for the year ended October 31, 2007.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of Class A, Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class F, Class L, Class M and Class X shares, pursuant to a plan of distribution, (the “Class A, B, C, F, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B, C, F, L, M and X Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .75 of 1%, ..50 of 1%, 1%, and 1% of the average daily net assets of the Class A, B, C, F, L, M, and X shares, respectively. For the year ended October 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that they received approximately $428,000 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2007 it received approximately $2,000, $35,100, $2,000, $27,600, $52,200 and $23,500 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F, Class M, and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2007, the Series incurred approximately $312,400 in total networking fees, of which approximately $170,700 was paid to First Clearing. These amounts are included in transfer agents’s fees and expenses on the Statement of Operations.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2007 aggregated $1,044,429,247 and $1,065,224,394, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2007, the adjustments were to increase undistributed net investment income by $769,346, increase accumulated net realized loss on investments and foreign currency transactions by $152,351,665 and increase paid-in-capital in excess of par by $151,582,319, due to the difference in the treatment for book and tax purposes of certain transactions involving foreign

Dryden International Equity Fund	33

Notes to Financial Statements

continued

currencies, passive foreign investment companies, reclassification of disallowed wash sales due to reorganization, reclassification of capital loss carryforward due to reorganization, reclassification of deferred director’s compensation due to reorganization and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

As of October 31, 2007, the Series had undistributed ordinary income of $14,544,567 and undistributed long-term capital gains of $42,217,132 on a tax basis.

For the years ended October 31, 2007 and October 31, 2006, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $5,863,077 and $1,627,067, respectively, from ordinary income.

As of October 31, 2007, the Fund had a capital loss carryforward for tax purposes of approximately $162,319,000 of which $78,028,000 expires in 2009, $72,865,000 expires in 2010 and $11,426,000 expires in 2011. The Fund utilized approximately $131,614,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2007. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of acquisitions. Utilization of these capital loss carryforwards were limited in accordance with income tax regulations.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2007 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$912,889,697	$253,036,834	$9,515,032	$243,521,802	$1,245,982	$244,767,784

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and market to market of open passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class F, Class L, Class M, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up

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to 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and F shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion authorized shares of $.01 par value common stock divided as follows:

Share Class	Authorized share capital of each share class
A and Z	225,000,000
B and C	150,000,000
X	100,000,000
F,L and M	50,000,000

Class A	Shares	Amount
Year ended October 31, 2007:
Shares sold	4,699,322	$44,139,225
Shares issued in connection with the mergers	43,788,390	387,365,365
Shares issued in reinvestment of dividends	116,682	1,026,803
Shares reacquired	(8,396,573)	(79,714,451)

Net increase (decrease) in shares outstanding before conversion	40,207,821	352,816,942
Shares issued upon conversion from Class B, F, M and X	5,103,337	48,076,680

Net increase (decrease) in shares outstanding	45,311,158	$400,893,622

Year ended October 31, 2006:
Shares sold	3,802,085	$29,816,540
Shares issued in reinvestment of dividends	30,143	213,410
Shares reacquired	(1,759,296)	(13,709,402)

Net increase (decrease) in shares outstanding before conversion	2,072,932	16,320,548
Shares issued upon conversion from Class B	181,369	1,385,391

Net increase (decrease) in shares outstanding	2,254,301	$17,705,939

Dryden International Equity Fund	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2007:
Shares sold	973,069	$8,834,305
Shares issued in connection with the merger	479,552	4,137,461
Shares issued in reinvestment of dividends	40,426	344,432
Shares reacquired	(1,149,863)	(10,210,931)

Net increase (decrease) in shares outstanding before conversion	343,184	3,105,267
Shares reacquired upon conversion into Class A	(2,720,990)	(24,322,099)

Net increase (decrease) in shares outstanding	(2,377,806)	$(21,216,832)

Year ended October 31, 2006:
Shares sold	770,278	$5,842,750
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(1,449,171)	(10,830,803)

Net increase (decrease) in shares outstanding before conversion	(678,893)	(4,988,053)
Shares reacquired upon conversion into Class A	(187,762)	(1,385,391)

Net increase (decrease) in shares outstanding	(866,655)	$(6,373,444)

Class C
Year ended October 31, 2007:
Shares sold	771,512	$7,021,256
Shares issued in connection with the mergers	6,424,357	55,305,505
Shares issued in reinvestment of dividends	12,234	104,237
Shares reacquired	(1,456,891)	(13,392,767)

Net increase (decrease) in shares outstanding	5,751,212	$49,038,231

Year ended October 31, 2006:
Shares sold	441,017	$3,332,860
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(696,970)	(5,231,728)

Net increase (decrease) in shares outstanding	(255,953)	$(1,898,868)

Class F
December 18, 2006* through October 31, 2007:
Shares sold	2,043	$43,477
Shares issued in connection with the merger	4,458,745	38,141,130
Shares reacquired	(587,102)	(5,339,701)

Net increase (decrease) in shares outstanding before conversion	3,873,686	32,844,906
Shares reacquired upon conversion into Class A	(1,032,579)	(9,334,747)

Net increase (decrease) in shares outstanding	2,841,107	$23,510,159

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Class L	Shares	Amount
March 19, 2007* through October 31, 2007:
Shares sold	17,164	$153,156
Shares issued in connection with the merger	4,065,903	36,281,032
Shares reacquired	(796,012)	(7,692,330)

Net increase (decrease) in shares outstanding	3,287,055	$28,741,858

Class M
March 19, 2007* through October 31, 2007:
Shares sold	80,560	$820,336
Shares issued in connection with the merger	9,740,447	84,013,342
Shares reacquired	(1,558,695)	(14,616,030)

Net increase (decrease) in shares outstanding before conversion	8,262,312	70,217,648
Shares reacquired upon conversion into Class A	(1,501,170)	(14,103,100)

Net increase (decrease) in shares outstanding	6,761,142	$56,114,548

Class X
March 19, 2007* through October 31, 2007:
Shares sold	42,707	$416,726
Shares issued in connection with the merger	2,941,125	25,373,808
Shares reacquired	(430,786)	(4,045,067)

Net increase (decrease) in shares outstanding before conversion	2,553,046	21,745,467
Shares reacquired upon conversion into Class A	(33,700)	(316,734)

Net increase (decrease) in shares outstanding	2,519,346	$21,428,733

Class Z
Year ended October 31, 2007:
Shares sold	10,977,676	$103,795,755
Shares issued in connection with the merger	844,417	7,522,944
Shares issued in reinvestment of dividends	484,796	4,300,139
Shares reacquired	(7,183,685)	(68,218,584)

Net increase (decrease) in shares outstanding	5,123,204	$47,400,254

Year ended October 31, 2006:
Shares sold	8,110,954	$64,097,598
Shares issued in reinvestment of dividends	196,583	1,403,601
Shares reacquired	(6,119,945)	(48,266,588)

Net increase (decrease) in shares outstanding	2,187,592	$17,234,611

*	Inception date.

Dryden International Equity Fund	37

Notes to Financial Statements

continued

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series utilized the line of credit during the year ended October 31, 2007. The average daily balance for the 141 days the Series had loans outstanding during the year was approximately $2,106,000 at a weighted average interest rate of 5.73%.

Note 8. Reorganization

On December 15, 2006, Dryden International Equity Fund acquired all of the net assets of the Jennison Global Growth Fund, Inc., pursuant to a plan of reorganization approved by the Jennison Global Growth Fund, Inc. shareholders on December 11, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class C, Class F and Class Z shares for the corresponding classes of Jennison Global Growth Fund, Inc. During the acquisition the Series renamed Class B shares of Jennison Global Growth and issued Class F shares of Dryden International Equity Fund.

On March 16, 2007, Dryden International Equity Fund acquired all of the net assets of the Strategic Partners International Growth Fund pursuant to a plan of reorganization approved by the Strategic Partners International Growth Fund shareholders on December 29, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners International Growth Fund.

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Merged Funds
Jennison Global Growth Fund
Class	Shares
A	17,883,946
B	2,162,099
C	713,686
Z	377,958

SP International Growth Fund
Class	Shares
A	2,035,463
B	243,730
C	2,517,110
L	2,062,990
M	4,948,802
X	1,493,777

Acquiring Fund
Dryden International Equity Fund
Class	Shares	Value
A	39,754,913	$351,369,984
F	4,458,745	38,141,130
C	1,455,002	12,450,845
Z	844,417	7,522,944

Dryden International Equity Fund
Class	Shares	Value
A	4,033,477	$35,995,381
B	479,552	4,137,461
C	4,969,355	42,854,660
L	4,065,903	36,281,032
M	9,740,447	84,013,342
X	2,941,125	25,373,808

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged funds immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Jennison Global Growth Fund	$409,484,903	$107,261,144
SP International Growth Fund	228,655,684	56,235,689

The Fund acquired capital loss carryforward due to the reorganization with Jennison Global Growth Fund and SP International Growth Fund in the amounts of $50,010,130

Dryden International Equity Fund	39

Notes to Financial Statements

continued

and $93,730,145, respectively (amounts included in Note 5). The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 9. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Series’ financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjusted at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

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Financial Highlights

OCTOBER 31, 2007	ANNUAL REPORT

Dryden International Equity Fund

Financial Highlights

Class A
Year Ended October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.54

Income (loss) from investment operations:
Net investment income (loss)	.16
Net realized and unrealized gain on investment and foreign currency transactions	1.92

Total from investment operations	2.08

Less Dividends:
Dividends from net investment income	(.13)

Net asset value, end of year	$10.49

Total Return(a):	24.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$557,878
Average net assets (000)	$438,194
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.34%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	1.60%
Portfolio turnover rate	114%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.68% 1.43% and 1.02%, respectively for the year ended October 31, 2005.
(d)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2006	2005		2004	2003

$6.84	$5.75		$4.84	$3.74

.08	.06		.03	(.02)
1.66	1.09		.88	1.12

1.74	1.15		.91	1.10

(.04)	(.06)		—	—

$8.54	$6.84		$5.75	$4.84

25.55%	20.13%		18.80%	29.41%

$67,123	$38,323		$22,103	$20,050
$52,174	$30,177		$20,760	$18,650

1.40%	1.57	%(c)	2.02%	2.13%
1.15%	1.32	%(c)	1.77%	1.88%
1.23%	1.13	%(c)	.64%	(.36)%
60%	41%		100%	157%

See Notes to Financial Statements.

Dryden International Equity Fund	43

Financial Highlights

continued

Class B
Year Ended October 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.22

Income (loss) from investment operations:
Net investment income (loss)	.06
Net realized and unrealized gain on investment and foreign currency transactions	1.88

Total from investment operations	1.94

Less Dividends:
Dividends from net investment income	(.07)

Net asset value, end of year	$10.09

Total Return(a):	23.73%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,905
Average net assets (000)	$39,205
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	.67%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43% 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2006	2005		2004	2003

$6.59	$5.55		$4.71	$3.66

.04	.02		(.01)	(.05)
1.59	1.04		.85	1.10

1.63	1.06		.84	1.05

—	(.02)		—	—

$8.22	$6.59		$5.55	$4.71

24.73%	19.08%		17.83%	28.34%

$46,330	$42,878		$42,252	$40,587
$45,041	$44,159		$42,334	$35,399

2.15%	2.32	%(b)	2.77%	2.88%
1.15%	1.32	%(b)	1.77%	1.88%
.46%	.37	%(b)	(.11)%	(1.14)%

See Notes to Financial Statements.

Dryden International Equity Fund	45

Financial Highlights

continued

Class C
Year Ended October 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.22

Income (loss) from investment operations:
Net investment income (loss)	.10
Net realized and unrealized gain on investment and foreign currency transactions	1.84

Total from investment operations	1.94

Less Dividends:
Dividends from net investment income	(.07)

Net asset value, end of year	$10.09

Total Return(a):	23.73%
Ratios/Supplemental Data:
Net assets, end of year (000)	$75,010
Average net assets (000)	$53,765
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	1.03%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43% 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended October 31
2006	2005		2004	2003

$6.59	$5.55		$4.71	$3.66

.04	.02		(.01)	(.05)
1.59	1.04		.85	1.10

1.63	1.06		.84	1.05

—	(.02)		—	—

$8.22	$6.59		$5.55	$4.71

24.73%	19.08%		17.83%	28.34%

$13,825	$12,779		$13,669	$14,006
$13,478	$13,700		$13,956	$12,640

2.15%	2.32	%(b)	2.77%	2.88%
1.15%	1.32	%(b)	1.77%	1.88%
.47%	.37	%(b)	(.12)%	(1.14)%

See Notes to Financial Statements.

Dryden International Equity Fund	47

Financial Highlights

continued

	Class F
	December 18, 2006(a) Through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$8.56

Income from investment operations:
Net investment income	.09
Net realized and unrealized gain on investment and foreign currency transactions	1.46

Total from investment operations	1.55

Net asset value, end of period	$10.11

Total Return(b):	18.11%
Ratios/Supplemental Data:
Net assets, end of period (000)	$28,728
Average net assets (000)	$33,219
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.84	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.09	%(c)
Net investment income	1.13	%(c)

(a)	Inception date of Class F shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

	Class L
	March 19, 2007(a) Through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$8.92

Income from investment operations:
Net investment income	.11
Net realized and unrealized gain on investment and foreign currency transactions	1.45

Total from investment operations	1.56

Net asset value, end of period	$10.48

Total Return(b):	17.49%
Ratios/Supplemental Data:
Net assets, end of period (000)	$34,433
Average net assets (000)	$35,182
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.59	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.09	%(c)
Net investment income	1.82	%(c)

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon average shares outstanding during the period.

See Notes to Financial Statements.

Dryden International Equity Fund	49

Financial Highlights

continued

	Class M
	March 19, 2007(a) Through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$8.63

Income from investment operations
Net investment income	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.38

Total from investment operations	1.46

Net asset value, end of period	$10.09

Total Return(b):	16.92%
Ratios/Supplemental Data:
Net assets, end of period (000)	$68,244
Average net assets (000)	$76,639
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.09	%(c)
Net investment income	1.41	%(c)

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.

See Notes to Financial Statements.

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	Class X
	March 19, 2007(a) Through October 31, 2007(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$8.63

Income from investment operations
Net investment income	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.38

Total from investment operations	1.46

Net asset value, end of period	$10.09

Total Return(b):	16.92%
Ratios/Supplemental Data:
Net assets, end of period (000)	$25,428
Average net assets (000)	$25,351
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.09	%(c)
Net investment income	1.30	%(c)

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based upon the average shares outstanding during the period.

See Notes to Financial Statements.

Dryden International Equity Fund	51

Financial Highlights

continued

Class Z
Year Ended October 31, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$8.62

Income (loss) from investment operations:
Net investment income (loss)	.16
Net realized and unrealized gain on investment and foreign currency transactions	1.97

Total from investment operations	2.13

Less Dividends:
Dividends from net investment income	(.15)

Net asset value, end of year	$10.60

Total Return(a):	25.05%
Ratios/Supplemental Data:
Net assets, end of year (000)	$353,771
Average net assets (000)	$301,553
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	1.73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.43%, 1.43% and .73%, respectively for the year ended October 31, 2005.
(c)	Calculated based upon the average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2006	2005		2004	2003

$6.90	$5.80		$4.88	$3.76

.12	.05		.03	(.01)
1.65	1.12		.89	1.13

1.77	1.17		.92	1.12

(.05)	(.07)		—	—

$8.62	$6.90		$5.80	$4.88

25.86%	20.40%		18.85%	29.79%

$243,572	$179,798		$12,881	$3,699
$214,969	$53,026		$7,103	$3,533

1.15%	1.32	%(b)	1.77%	1.88%
1.15%	1.32	%(b)	1.77%	1.88%
1.48%	.88	%(b)	.81%	(.31)%

See Notes to Financial Statements.

Dryden International Equity Fund	53

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of Prudential World Fund, Inc.—Dryden International Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential World Fund, Inc.—Dryden International Equity Fund (one of the portfolios constituting the Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the fiscal year ended October 31, 2003, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2007

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Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal status of dividends paid by the Series during its fiscal year ended October 31, 2007.

During the fiscal year ended October 31, 2007, the Series paid dividends taxable as ordinary income of $0.132 for Class A shares, $0.068 for Class B shares, $0.068 for Class C shares and $0.15 for Class Z shares.

Further, we wish to advise you that 6.19% of ordinary income dividends paid during the fiscal year ended October 31, 2007 qualified for the corporate dividends received deduction available to corporate taxpayers.

For the fiscal year ended October 31, 2007, the Series designated 81.14% as qualified dividend income for the reduced tax rate under the Jobs and Growth Tax Reconciliation Act of 2003.

The Series has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended October 31, 2007, the Fund intends on passing through $2,799,935 of ordinary income distributions as a foreign tax credit based on foreign source income of $27,590,571.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2008.

Dryden International Equity Fund	55

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Prudential World Fund, Inc./the Dryden International Equity Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1998-2000).

Robert E. La Blanc (73), Director since 1984(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1984(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden International Equity Fund	57

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

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(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden International Equity Fund	59

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Prudential World Fund, Inc. oversees the management of the Dryden International Equity Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden International Equity Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which reflects any subsidies, waivers or expense caps) in relation to its Peer Universe (the

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1 Although Lipper classifies the Fund in its International Multi-Cap Core Funds Performance Universe, the International Multi-Cap Growth Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Lipper Retail and Institutional International Multi-Cap Core Funds Performance Universe)1 was in the first quartile over the three-year period, and was in the second quartile over the one- and five-year periods. The Board also noted that the Fund outperformed its benchmark index during all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s contractual and actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first and second quartiles, respectively. The Board further noted that the Fund’s total expenses ranked in the first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	17.82%	22.26%	0.28%
Class B	18.73	22.59	0.26
Class C	22.73	22.68	0.26
Class F	N/A	N/A	N/A
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	25.05	23.93	1.24

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Since Inception
Class A	24.68%	23.65%	1.02%
Class B	23.73	22.68	0.26
Class C	23.73	22.68	0.26
Class F	N/A	N/A	N/A
Class L	N/A	N/A	N/A
Class M	N/A	N/A	N/A
Class X	N/A	N/A	N/A
Class Z	25.05	23.93	1.24

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by

Visit our website at www.jennisondryden.com

calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.39%; Class B, 2.09%; Class C, 2.09%; Class F, 1.84%; Class L, 1.59%; Class M, 2.09%; Class X, 2.09%; Class Z, 1.09%. Net operating expenses apply to: Class A, 1.34%; Class B, 2.09%; Class C, 2.09%; Class F, 1.84%; Class L, 1.59%; Class M, 2.09%; Class X, 2.09%; Class Z, 1.09%, after contractual reduction through 2/28/2008.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07.

The graph compares a $10,000 investment in the Dryden International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to .30% and .50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and 12b-1 fees of 1% and .75%, respectively, annually. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Acting Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via
e-mail when new materials are available. You can cancel your enrollment or change your
e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Equity Fund
Share Class	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883

MF190E    IFS-A141794    Ed. 12/2007

(Formerly known as Strategic Partners International Value Fund)

OCTOBER 31, 2007	ANNUAL REPORT

Dryden International Value Fund

FUND TYPE

International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden International Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Prudential World Fund, Inc.

Dryden International Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.62%; Class B, 2.32%; Class C, 2.32%; Class Z, 1.32%. Net operating expenses apply to: Class A, 1.57%; Class B, 2.32%; Class C, 2.32%; Class Z, 1.32%, after contractual reduction through 2/28/2009.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Ten Years
Class A	32.15%	169.43%	148.95%
Class B	31.17	159.45	130.55
Class C	31.17	159.38	130.79
Class Z	32.50	172.62	154.84
MSCI EAFE® ND Index[1]	24.91	183.98	142.36
Lipper International Large-Cap Core Funds Avg.[2]	26.23	159.52	127.54

Average Annual Total Returns[3] as of 9/30/07
	One Year	Five Years	Ten Years
Class A	23.58%	21.08%	7.44%
Class B	24.82	21.44	7.23
Class C	28.83	21.51	7.24
Class Z	31.09	22.73	8.30
MSCI EAFE® ND Index[1]	24.86	23.55	7.97
Lipper International Large-Cap Core Funds Avg.[2]	25.01	21.16	7.08

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

2The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/07
Nintendo Co., Ltd., Entertainment & Leisure	2.0%
BASF AG, Chemicals	1.8
Potash Corp. of Saskatchewan, Inc., Real Estate	1.8
Lloyds TSB Group PLC, Financial—Bank & Trust	1.7
China Mobile, Ltd., Telecommunications	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/07
Telecommunications	12.9%
Financial—Bank & Trust	11.4
Oil, Gas & Consumable Fuels	10.4
Pharmaceuticals	6.9
Automobile Manufacturers	5.1

Industry weightings reflect only long-term investments and are subject to change.

Dryden International Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden International Value Fund’s Class A shares returned 32.15% for the 12-month reporting period ended October 31, 2007, significantly outperforming the 24.91% return of the benchmark MSCI EAFE ND Index (the Index) and the 26.23% return of the Lipper International Large-Cap Core Funds Average.

In early July 2007, the name of the Fund was changed to the Dryden International Value Fund. This was part of an initiative to eliminate the use of the Strategic Partners brand and did not affect management of the Fund.

What were conditions like in the international stock markets?

The global economic expansion continued during the reporting period. By the end of 2006, the global economy recorded its strongest cumulative gross domestic product growth in a decade, lifting stock market indexes worldwide. This bullish trend held through the beginning of the summer of 2007. Then a crisis in debt securities tied to U.S. subprime mortgages (home loans made to borrowers with poor credit histories) that began to rattle world equity markets in July intensified in August. A major European bank temporarily stopped withdrawals from three of its investment funds with exposure to the risky mortgages and some hedge funds suffered losses and sold assets.

Signs of market distress in early August prompted the European Central Bank, the U.S. Federal Reserve (the Fed), the Bank of Japan, and the Reserve Bank of Australia to inject massive amounts of cash into their banking systems. In mid-August, the Fed reduced its discount rate it charges banks to borrow from its discount window by a half point. In mid-September, the Fed cut the discount rate and its target for the federal funds rate on overnight loans between banks by a half point. Finally, in late October, both short-term rates were reduced another quarter point, which lowered the discount rate to 5.0% and the target for the federal funds rate to 4.5%.

Global stock markets rebounded sharply in response to the Fed rate cuts, helping the Index return 24.91% for the reporting period. The best performing region was the Nordic area comprised of Sweden, Norway, Denmark, and its frontrunner, Finland. Heavily weighted nations in the Index such as the United Kingdom and France posted returns consistent with the performance of the Index, but Germany outperformed. The Pacific region, home to some of the world’s most dynamic economies, ironically lagged the Index mainly due to weakness in the Japanese stock market. As the Index’s most heavily weighted Asian country, Japan took hits on several fronts, including the recent market turmoil, its sluggish domestic economic growth, and a spiking yen that made its exports less competitive. Bright spots, such as Hong Kong and Singapore recorded new highs, but were unable to lift the Index. Australia’s economy soared in tandem with natural resources stocks.

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Most sectors in the Index finished firmly in positive territory. Like the previous year, materials outpaced other sectors. Industries in the materials and energy sectors benefited from rising commodity prices and strong global demand, particularly from nations such as China and India whose economies expanded rapidly. The telecommunication services sector climbed out of last year’s doldrums amidst the prospect of industry consolidation and new product innovation. Industrials were fueled by strong capital goods, exhibiting resilient strength. Information technology companies providing Internet and mobile services to China, faired well, but the sector’s overall performance was less than stellar. The consumer staples sector, made up of industries that tend to do well even when an economy slows, performed better than the more cyclical consumer discretionary sector. In the latter, consumer durables and apparel posted a modest return, but automobiles and components gained sharply.

Financials and healthcare were the weakest sectors in the Index. Banking stocks experienced severe distress due to the subprime mortgage crisis and the related global credit crunch. Real estate, while closing the period with positive returns, led the financials sector, but showed weakness due to the ripple effects of the mortgage lending crisis. Healthcare stocks found support in equipment and service companies. However, disappointing results in pharmaceutical and biotechnology holdings effectively suppressed returns, which were nominally positive but by less than a percentage point.

How is the Fund managed?

The Fund is managed by LSV Asset Management and Thornburg Investment Management who were selected in part because of their complementary investment styles. LSV uses a quantitative deep value investment strategy and maintains a relatively large number of stocks in its portfolio. Thornburg uses traditional analysis of business fundamentals and a relative value strategy to select a portfolio with fewer and larger individual stock positions than LSV. Whereas LSV has no emerging market exposure, Thornburg may invest as much as 30% of its assets in that area. Emerging market stocks are not included in the Index.

What impact did the LSV strategy have on the Fund’s performance?

The portion of the Fund managed by LSV, facing considerable headwinds for most of the reporting period, posted a solid return that nevertheless underperformed the Index. The period saw the beginning of a turn in the market that favored stocks of companies with large market capitalizations. This development gathered steam from July through October, as the subprime mortgage crisis sent investors fleeing to shares of companies generating consistent, predictable earnings growth.

Dryden International Value Fund	5

Strategy and Performance Overview (continued)

The change posed a challenge for LSV, whose deep value strategy favors shares trading at low price-to-earnings ratios that are under duress or are largely ignored by investors. Its strategy typically creates a portfolio heavily invested in companies with smaller market capitalizations whose shares have lower valuation multiples than those in the Index. The market had favored these types of stocks for several years, but when they fell out of favor during the reporting period, the LSV portfolio underperformed the Index. Most notably, it was hurt by exposure to shares of U.K.-based companies, many of which were in the utilities, consumer staples, and financials sectors. Of the latter, banking stocks detracted most from the portfolio’s performance due to the subprime mortgage crisis.

What impact did Thornburg’s strategy have on the Fund’s performance?

Thornburg’s investment style worked well, enabling its portfolio of stocks and the overall Fund to significantly outperform the Index. In contrast to LSV, Thornburg’s relative value approach favored firms with higher valuations and higher earnings growth than those in the Index. These types of shares generally outperformed the broader stock market.

Contributing even more to the strong performance of the Thornburg portfolio was its roughly 25% exposure to companies not included in the Index, of which about 18% were emerging market stocks. For example, the portfolio benefited most from holding shares of companies located in Canada (excluded from the Index) and from having an underweight exposure to companies located in Japan (included in the Index). As previously mentioned, the Japanese stock market turned in a lackluster performance. That said, some shares of Japanese firms held by the portfolio performed well, as did shares of companies in China and Hong Kong, both of which are not included in the Index. From the perspective of sector allocation, holdings in the energy, materials, technology, and financial sectors aided the Thornburg portfolio’s performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

Dryden International Value Fund	7

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Value Fund		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,147.10	1.45%	$7.85
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38

Class B	Actual	$1,000.00	$1,142.90	2.20%	$11.88
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class C	Actual	$1,000.00	$1,142.70	2.20%	$11.88
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17

Class Z	Actual	$1,000.00	$1,148.80	1.20%	$6.50
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

8	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of October 31, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.7%
COMMON STOCKS

Australia 2.9%
129,488	BlueScope Steel Ltd.	$1,291,538
47,400	Commonwealth Bank of Australia	2,729,971
97,400	CSR Ltd.	310,883
186,200	Pacific Brands Ltd.	602,234
400,200	Qantas Airways Ltd.	2,213,276
59,235	Santos Ltd.	781,856
344,703	Telestra Corp. Ltd.	1,508,672
66,800	Zinifex Ltd.	1,057,151

		10,495,581

Austria 0.4%
14,700	Voestalpine AG	1,321,690

Belgium 0.6%
32,200	AGFA-Gevaert NV	447,306
9,428	Dexia SA	302,363
45,800	Fortis	1,463,530

		2,213,199

Brazil 0.7%
53,477	Empresa Brasileira de Aeronautica SA, ADR	2,608,073

Canada 5.0%
65,400	Canadian National Railway Co.	3,668,603
38,900	Canadian Natural Resources Ltd.	3,235,043
51,600	Potash Corp. of Saskatchewan, Inc.	6,337,512
94,244	Rogers Communications, Inc. (Class B Stock)	4,802,738

		18,043,896

China 4.8%
458,310	China Merchants Bank Co. Ltd. (Class H Stock)	2,363,174
299,604	China Mobile Ltd.	6,193,854
2,483,712	China Petroleum and Chemical Corp. (Class H Stock)	3,954,655
1,971,200	Country Garden Holdings Co. Ltd.*	3,248,211
1,297,200	Soho China Ltd.*	1,670,405

		17,430,299

See Notes to Financial Statements.

Dryden International Value Fund	9

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Denmark 2.6%
19,900	Carlsberg A/S (Class B Stock)	$2,680,226
24,445	Danske Bank A/S	1,077,265
21,200	H Lundbeck A/S	606,703
39,741	Novo Nordisk A/S (Class B Stock)	4,927,703

		9,291,897

Finland 3.4%
119,100	Fortum Oyj	5,163,559
122,900	Nokia Oyj	4,869,001
26,200	Rautaruukki Oyj	1,499,095
24,600	Tietoenator Oyj	603,285

		12,134,940

France 11.5%
35,450	Air Liquide	4,877,809
510	Arkema*	34,693
102,100	AXA SA	4,564,070
27,223	BNP Paribas	3,000,504
3,700	Ciments Francais	695,087
6,996	CNP Assurances	891,690
12,400	Compagnie Generale des Establissements Michelin (Class B Stock)	1,660,219
23,100	Credit Agricole SA	913,159
113,600	France Telecom SA	4,189,550
46,100	Groupe Danone	3,951,238
33,933	LVMH Moet Hennessy Louis Vuitton SA	4,368,748
20,000	Natixis SA	443,253
17,718	PSA Peugeot Citroen SA	1,642,062
8,005	Renault SA	1,343,926
27,500	Sanofi-Aventis	2,411,603
6,400	Schneider Electric SA	881,176
4,300	Societe Generale	721,660
15,500	Thales SA	965,901
29,500	Thomson	514,493
20,400	Total SA	1,644,470
9,100	Valeo SA	498,401
23,600	Vivendi	1,062,487

		41,276,199

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Germany 6.2%

2,100	Altana AG	$50,892
46,600	BASF AG	6,446,440
15,900	DaimlerChrysler AG	1,749,265
19,500	Deutsche Bank AG	2,600,094
27,600	E.ON AG	5,393,264
27,700	Heidelberger Druckmaschinen AG	1,131,112
40,000	ThyssenKrup AG	2,665,315
20,619	TUI AG*	610,192
5,700	Volkswagen AG	1,633,997

		22,280,571

Greece 0.8%
74,036	OPAP SA	3,024,285

Guernsey 0.7%
72,594	Amdocs Ltd.*	2,497,234

Hong Kong 2.2%
989,458	Chaoda Modern Agriculture Holdings Ltd.	903,022
331,100	Citic Pacific Ltd.	2,087,875
112,848	Hong Kong Exchanges and Clearing Ltd.	3,767,146
124,847	Orient Overseas International Ltd.	1,288,900

		8,046,943

Ireland 1.1%
129,400	Allied Irish Banks PLC	3,237,714
32,900	Irish Life & Permanent PLC	749,645

		3,987,359

Israel 1.3%
107,400	Teva Pharmaceutical Industries Ltd., ADR	4,726,674

Italy 2.4%
38,600	Banco Popolare di Verona Scarl*	926,489
57,101	Eni SpA	2,084,371
20,900	Finmeccanica SpA	620,324
22,100	Indesit Co. SpA	391,836
565,397	Intesa Sanpaolo SpA	4,471,743

		8,494,763

See Notes to Financial Statements.

Dryden International Value Fund	11

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Japan 13.9%

33,973	Alpine Electronics, Inc.	$546,145
54,025	Alps Electric Co. Ltd.	676,379
53	Asahi Breweries Ltd.	877
97,300	Asahi Kasei Corp.	744,875
47,283	Canon, Inc.	2,392,491
175,214	Cosmo Oil Co. Ltd.	764,208
50,000	Daiwa Securities Group, Inc.	481,852
175,214	Denki Kagaku Kogyo Kabushiki Kaisha	1,030,740
38,100	Fanuc Ltd.	4,176,505
184,000	Fuji Heavy Industries Ltd.	956,352
56	Hitachi Ltd.	375
30,147	Hokkaido Electric Power Co., Inc.	650,540
68,726	Honda Motor Co. Ltd.	2,573,573
55	Hosiden Corp.	975
19,300	Kansai Electric Power Co., Inc. (The)	434,635
203,600	Kurabo Industries Ltd.	489,918
173,200	Marubeni Corp.	1,487,174
38,000	Matsushita Electric Industrial Co. Ltd.	725,638
103,178	Mitsubishi Chemical Holdings Corp.	853,700
22,700	Nifco, Inc.	531,109
11,096	Nintendo Co. Ltd.	7,046,833
114,200	Nippon Oil Corp.	1,011,434
30,000	Nippon Shokubai Co. Ltd.	296,479
340	Nippon Telegraph and Telephone Corp.	1,556,058
200	Nippon Unipac Group, Inc.	598,848
29,116	Nipro Corp.	555,509
186,500	Nissan Motor Co. Ltd.	2,139,670
80,700	Nomura Holdings, Inc.	1,438,012
47	NSK Ltd.	417
1,000	NTT Docomo, Inc.	1,454,893
55,200	Oji Paper Co. Ltd.	252,153
30,644	Okasan Holdings, Inc.	206,815
7	Osaka Gas Co. Ltd.	27
2,500	Promise Co. Ltd.	75,198
20,079	Rengo Co. Ltd.	144,979
34,500	Ricoh Co. Ltd.	681,912
146,000	Sanwa Shutter Corp.	769,980
4,200	Seiko Epson Corp.	99,247
78,000	SMK Corp.	668,111
27,400	Sumitomo Corp.	477,415
251	Sumitomo Osaka Cement Co. Ltd.	629

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

99,000	Sumitomo Trust & Banking Co. Ltd. (The)	$738,144
14,319	Takefuji Corp.	364,910
69,259	Tanabe Seiyaku Co. Ltd.	798,017
50,000	Toppan Printing Co. Ltd.	487,816
98,966	Toyota Motor Corp.	5,665,230
20,624	Yamada Denki Co. Ltd.	2,126,383
132,000	Yokohama Rubber Co. Ltd. (The)	983,816

		50,156,996

Liechtenstein 0.2%
2,900	Verwaltungs und Privat Bank AG	758,546

Mexico 1.8%
56,113	America Movil SA de CV Series L, ADR	3,669,229
691,098	Wal-Mart de Mexico SA de CV Series V	2,806,522

		6,475,751

Netherlands 2.8%
39,600	Aegon NV	817,985
57,300	ING Groep NV, ADR	2,576,363
103,500	Koninklijke (Royal) KPN NV	1,952,010
23,000	Oce NV	462,099
45,200	Royal Dutch Shell PLC (Class A Stock)	1,978,625
23,030	Schlumberger Ltd.	2,224,007

		10,011,089

New Zealand 0.2%
357,800	Air New Zealand Ltd.	588,029

Norway 0.5%
38,900	Norsk Hydro ASA	571,163
33,539	Statoil ASA	1,134,882

		1,706,045

Russia 1.4%
63,300	OAO Gazprom, ADR	3,152,340
485,000	Sberbank	2,085,500

		5,237,840

See Notes to Financial Statements.

Dryden International Value Fund	13

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

Singapore 0.8%

377,970	MobileOne Ltd.	$550,559
248,141	Neptune Orient Lines Ltd.	888,919
106,400	Singapore Airlines Ltd.	1,452,435

		2,891,913
South Korea 0.8%
42,770	Shinhan Financial Group Co. Ltd.	2,794,326

Spain 2.9%
59,500	Banco Bilbao Vizcaya Argentaria SA	1,497,088
140,800	Banco Santander Central Hispano SA	3,059,318
56,547	Repsol YPF SA	2,232,065
112,200	Telefonica SA	3,703,973

		10,492,444

Sweden 1.0%
44,700	Electrolux AB (Class B Stock)	863,804
7,140	Husqvarna AB (Class A Stock)	85,709
156,200	Nordea Bank AB	2,793,479

		3,742,992

Switzerland 8.8%
9,400	Baloise Holding AG	998,912
2,017	Ciba Specialty Chemicals AG	100,206
37,300	Credit Suisse Group	2,508,348
1,709	Georg Fischer AG	1,282,045
2,279	Givaudan SA	2,238,866
10,900	Nestle SA	5,029,394
59,033	Novartis AG	3,139,186
2,263	Rieter Holdings AG	1,311,813
24,825	Roche Holding AG	4,234,651
18,800	Swiss Re	1,764,123
5,000	Swisscom AG	1,848,455
110,040	UBS AG	5,884,822
4,600	Zurich Financial Services AG	1,384,884

		31,725,705

United Kingdom 18.0%
58,000	Alliance & Leicester PLC	953,340
580,400	ARM Holdings PLC	1,792,140
50,600	AstraZeneca PLC	2,496,700
63,200	Aviva PLC	992,818

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

193,571	Barclays PLC	$2,431,058
296,400	BP PLC	3,851,912
166,655	Bradford & Bingley PLC	1,070,767
120,000	Brit Insurance Holdings PLC	809,681
414,700	BT Group PLC	2,811,058
70,100	Carnival PLC	3,273,753
62,100	Dairy Crest Group PLC	777,977
276,764	DSG International PLC	745,242
145,600	GKN PLC	1,110,324
37,300	GlaxoSmithKline PLC	960,169
119,800	HBOS PLC	2,174,649
560,063	Kingfisher PLC	2,297,641
272,238	Legal & General Group PLC	793,058
546,489	Lloyds TSB Group PLC	6,198,610
273,700	Marks & Spencer Group PLC	3,710,569
67,401	Next PLC	3,094,451
200,998	Northern Foods PLC	443,012
283,100	Old Mutual PLC	1,083,118
55,300	Reckitt Benckiser PLC	3,206,947
354,400	Royal & Sun Alliance Insurance Group PLC	1,162,100
179,400	Royal Bank of Scotland Group PLC	1,926,686
78,400	Royal Dutch Shell PLC (Class B Stock)	3,415,216
117,118	SABMiller PLC	3,518,922
47,000	Tate & Lyle PLC	425,602
128,588	TT Electronics PLC	395,713
77,725	Vodafone Group PLC, ADR	3,052,261
983,000	Vodafone Group PLC	3,863,078

		64,838,572

	Total long-term investments (cost $253,182,349)	359,293,851

SHORT-TERM INVESTMENT 0.5%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
1,713,907	(cost $1,713,907)(a)	1,713,907

	Total Investments(b) 100.2% (cost $254,896,256; Note 5)	361,007,758
	Liabilities in excess of other assets(c) (0.2)%	(741,762)

	Net Assets 100%	$360,265,996

See Notes to Financial Statements.

Dryden International Value Fund	15

Portfolio of Investments

as of October 31, 2007 continued

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

EUR—Euro

JPY—Japanese Yen

MXP—Mexico Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(b)	As of October 31, 2007, 68 securities representing $90,489,678 and 25.1% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(c)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts are as follows:

Forward foreign currency exchange contracts outstanding at October 31, 2007:

Purchase Contract		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, Expiring 11/05/07	EUR	9	$13,085	$13,085	$—

Sale Contract		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen, Expiring 11/05/07	JPY	1,505	$13,085	$13,045	$40
Mexican Peso Expiring 12/06/07	MXP	72,500	6,664,215	6,780,916	(116,701)

			$6,677,300	$6,793,961	$(116,661)

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as October 31, 2007 was as follows:

Telecommunications	12.9%
Financial - Bank & Trust	11.4
Oil, Gas & Consumable Fuels	10.4
Pharmaceuticals	6.9
Automobile Manufacturers	5.1
Diversified Financials	4.4
Insurance	3.9
Real Estate	3.8
Utilities	3.6
Banks	3.3
Chemicals	3.2
Entertainment & Leisure	3.1
Food & Beverage	2.8
Retail & Merchandising	2.5
Metals & Mining	1.8
Electronic Components & Equipment	1.6
Automotive Parts	1.5
Financial Services	1.3
Transportation	1.2
Diversified Operations	1.2
Airlines	1.2
Building Materials	1.1
Food Products	1.1
Consumer Products & Services	1.1
Office Equipment	1.0
Aerospace	1.0
Gaming	0.8
Beverages	0.7
Conglomerates	0.6
Diversified Telecommunication Services	0.6
Semiconductor Components	0.5
Affiliated Money Market Mutual Fund	0.5
Business Services	0.4
Steel Producers/Products	0.4
Machinery & Equipment	0.4
Electronic Components	0.3
Machinery	0.3
Commercial Banks	0.3
Multimedia	0.3
Manufacturing	0.2
Aerospace & Defense	0.2
Computer Services & Software	0.2
Paper & Related Products	0.2
Medical Supplies & Equipment	0.2
Auto/trucks Parts & Equipment	0.1
Clothing & Apparel	0.1
Printing	0.1
Distribution/Wholesale	0.1
Miscellaneous Manufacturing	0.1
Paper & Forest Products	0.1
Appliances	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Dryden International Value Fund	17

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments at Value:
Unaffiliated investments (cost $253,182,349)	$359,293,851
Affiliated investments (cost $1,713,907)	1,713,907
Foreign currency, at value (cost $650,322)	665,304
Cash	63,101
Receivable for Series shares sold	675,451
Dividends receivable	612,140
Foreign tax reclaim receivable	543,481
Receivable for investments sold	327,202
Prepaid expenses	5,463
Unrealized appreciation on forward currency contracts	40

Total Assets	363,899,940

Liabilities
Payable for Series shares reacquired	2,128,299
Payable for investments purchased	819,672
Management fee payable	295,420
Accrued expenses	150,885
Unrealized depreciation on forward currency contracts	116,701
Transfer agent fee payable	71,450
Distribution fee payable	47,343
Deferred directors’ fees payable	2,578
Withholding tax payable	1,596

Total Liabilities	3,633,944

Net Assets	$360,265,996

Net assets were comprised of:
Common stock, at par	$105,664
Paid-in capital in excess of par	209,923,693

210,029,357
Undistributed net investment income	4,125,714
Accumulated net realized gain on investments and foreign currency transactions	40,031,751
Net unrealized appreciation on investments and foreign currencies	106,079,174

Net Assets, October 31, 2007	$360,265,996

See Notes to Financial Statements.

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Class A:
Net Asset Value and Redemption Price Per Share
($91,220,643 ÷ 2,675,468 shares of common stock issued and outstanding)	$34.10
Maximum Sales Charge (5.5% of offering price)	1.98

Offering Price Per Share	$36.08

Class B:
Net Asset Value, Offering and Redemption Price Per Share
($16,278,997 ÷ 497,315 shares of common stock issued and outstanding)	$32.73

Class C:
Net Asset Value, Offering and Redemption Price Per Share
($17,938,283 ÷ 547,407 shares of common stock issued and outstanding)	$32.77

Class Z:
Net Asset Value, Offering and Redemption Price Per Share
($234,828,073 ÷ 6,846,206 shares of common stock issued and outstanding)	$34.30

See Notes to Financial Statements.

Dryden International Value Fund	19

Statement of Operations

Year Ended October 31, 2007

Net Investment Income
Income
Unaffiliated dividend income (net of withholding taxes of $700,294)	$10,464,993
Affiliated dividend income	240,888
Interest	38,089
Affiliated income from securities lending	150

Total income	10,744,120

Expenses
Management fee	3,228,052
Distribution fees—Class A	210,859
Distribution fees—Class B	166,272
Distribution fees—Class C	162,973
Transfer agent’s fees and expenses (including affiliated expenses of $420,000)	420,000
Reorganization expenses (Note 9)	249,000
Custodian’s fees and expenses	181,000
Reports to shareholders	50,000
Registration fees	40,000
Legal fees	26,000
Audit fees	22,000
Directors’ fees	16,000
Insurance fees	12,000
Interest expense (Note 7)	11,524
Miscellaneous	19,019

Total expenses	4,814,699

Net investment income	5,929,421

Realized And Unrealized Gain (loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	43,700,342
Foreign currency transactions	(1,259,023)

42,441,319

Net change in unrealized appreciation (depreciation) on:
Investments	42,530,873
Foreign currencies	406,053

42,936,926

Net gain on investments and foreign currencies	85,378,245

Net Increase In Net Assets Resulting From Operations	$91,307,666

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$5,929,421	$3,457,990
Net realized gain on investments and foreign currency transactions	42,441,319	31,970,612
Net change in unrealized appreciation on investments and foreign currencies	42,936,926	32,016,938

Net increase in net assets resulting from operations	91,307,666	67,445,540

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(84,431)	(1,338,851)
Class B	—	(279,268)
Class C	—	(186,171)
Class Z	(666,603)	(3,990,294)

	(751,034)	(5,794,584)

Distributions from net realized gains
Class A	(3,720,197)	(866,912)
Class B	(844,448)	(289,255)
Class C	(765,891)	(192,828)
Class Z	(8,886,383)	(2,323,971)

	(14,216,919)	(3,672,966)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	105,826,182	92,737,158
Net asset value of shares issued in reinvestment of dividends and distributions	14,525,629	9,238,126
Cost of shares reacquired	(121,825,308)	(124,275,889)

Net decrease in net assets from Series share transactions	(1,473,497)	(22,300,605)

Total increase	74,866,216	35,677,385

Net Assets
Beginning of year	285,399,780	249,722,395

End of year (a)	$360,265,996	$285,399,780

(a) Includes undistributed net investment income of:	$4,125,714	$76,399

See Notes to Financial Statements.

Dryden International Value Fund	21

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and currently consists of two series: Dryden International Value Fund (formerly Strategic Partners International Value Fund) (the “Series”) and the Dryden International Equity Fund. These financial statements relate to Dryden International Value Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any

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restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2007, there were 68 securities representing $90,489,678 whose values were adjusted in accordance with procedures approved by the Board of Directors.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Dryden International Value Fund	23

Notes to Financial Statements

continued

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection

Dryden International Value Fund	25

Notes to Financial Statements

continued

therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95 of 1% of the next $700 million of average daily net assets and .90 of 1% of average daily net assets in excess of $1 billion of the Series. The effective management fee for the year ended October 31, 2007 was 1.00%.

Effective August 1, 2005, PI agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61%, 2.36%, 2.36% and 1.36% of the average daily net assets of the Class A, B, C and Z shares, respectively. This limitation is effective through February 28, 2009.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2007, PIMS contractually agreed to limit such fee to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $61,800 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2007, it received approximately $2,000, $14,400 and $2,700 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

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PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2007, the Series incurred approximately $58,000 in total networking fees, of which $39,700 was paid to Wachovia and First Clearing. These amounts are included in transfer agent’s fees and expenses on the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”) is the Series’ security lending agent. For the year ended October 31, 2007, PIM has been compensated $64 for these services.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2007 were $142,118,577 and $149,047,156, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investments and foreign currency transactions. For the tax year ended October 31, 2007 the adjustments were to decrease undistributed net investment income and increase accumulated net

Dryden International Value Fund	27

Notes to Financial Statements

continued

realized gain on investments and foreign currency transactions by $1,129,072 due to the treatment for book and tax purposes of foreign currency gains and losses and investments in passive foreign investment companies. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended October 31, 2007, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $751,034 from ordinary income and $14,216,919 from long-term capital gains. For the year ended October 31, 2006, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $9,467,550 from ordinary income. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2007, accumulated undistributed earnings on a tax basis were $16,510,819 from ordinary income and $29,680,762 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

At October 31, 2007, for federal income tax purposes, the Series had a capital loss carryforward of approximately $1,490,000 of which $1,156,000 expires in 2010 and $334,000 expires in 2011. The Series utilized approximately $1,629,000 of its capital loss carryforward to offset taxable gains realized during the year ended October 31, 2007. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The federal income tax basis of the Series’s investments and the net unrealized appreciation as of October 31, 2007 was as follows:

Tax basis	Appreciation	Depreciation	Net Unrealized Appreciation
$255,552,615	$111,036,693	$5,581,550	$105,455,143

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

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Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2007:
Shares sold	509,561	$15,096,601
Shares issued in reinvestment of dividends and distributions	129,319	3,497,301
Shares reacquired	(860,411)	(25,963,618)

Net increase (decrease) in shares outstanding before conversion	(221,531)	(7,369,716)
Shares issued upon conversion from Class B	194,536	5,558,092

Net increase (decrease) in shares outstanding	(26,995)	$(1,811,624)

Year ended October 31, 2006:
Shares sold	634,776	$15,680,256
Shares issued in reinvestment of dividends and distributions	92,600	2,039,054
Shares reacquired	(970,058)	(23,458,112)

Net increase (decrease) in shares outstanding before conversion	(242,682)	(5,738,802)
Shares issued upon conversion from Class B	141,546	3,378,301

Net increase (decrease) in shares outstanding	(101,136)	$(2,360,501)

Dryden International Value Fund	29

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2007:
Shares sold	100,519	$2,818,139
Shares issued in reinvestment of dividends and distributions	30,063	785,125
Shares reacquired	(160,949)	(4,465,536)

Net increase (decrease) in shares outstanding before conversion	(30,367)	(862,272)
Shares reacquired upon conversion into Class A	(201,681)	(5,558,092)

Net increase (decrease) in shares outstanding	(232,048)	$(6,420,364)

Year ended October 31, 2006:
Shares sold	156,140	$3,771,471
Shares issued in reinvestment of dividends and distributions	25,034	537,475
Shares reacquired	(201,729)	(4,810,645)

Net increase (decrease) in shares outstanding before conversion	(20,555)	(501,699)
Shares reacquired upon conversion into Class A	(145,644)	(3,378,301)

Net increase (decrease) in shares outstanding	(166,199)	$(3,880,000)

Class C
Year ended October 31, 2007:
Shares sold	71,193	$2,020,334
Shares issued in reinvestment of dividends and distributions	27,352	715,272
Shares reacquired	(158,776)	(4,438,393)

Net increase (decrease) in shares outstanding	(60,231)	$(1,702,787)

Year ended October 31, 2006:
Shares sold	176,616	$4,305,549
Shares issued in reinvestment of dividends and distributions	16,596	356,650
Shares reacquired	(185,223)	(4,441,582)

Net increase (decrease) in shares outstanding	7,989	$220,617

Class Z
Year ended October 31, 2007:
Shares sold	2,903,901	$85,891,108
Shares issued in reinvestment of dividends and distributions	351,107	9,527,931
Shares reacquired	(2,901,435)	(86,957,761)

Net increase (decrease) in shares outstanding	353,573	$8,461,278

Year ended October 31, 2006:
Shares sold	2,762,586	$68,979,882
Shares issued in reinvestment of dividends and distributions	285,034	6,304,947
Shares reacquired	(3,671,082)	(91,565,550)

Net increase (decrease) in shares outstanding	(623,462)	$(16,280,721)

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Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006, through October 26, 2007, the Funds paid a Commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the line of credit during for the year ended October 31, 2007. The average daily balance for the 21 days the Series had debt outstanding during the year was approximately $3,480,952 at a weighted average interest rate of approximately 5.64%.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise.

On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the

Dryden International Value Fund	31

Notes to Financial Statements

continued

implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 9. Other

On July 19, 2006, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the “Plan”), which provided for the transfer of all the assets of the Class A, B, C and Z shares of the Series for like shares of Dryden International Equity Fund, a series of Prudential World Fund, Inc. and the assumption of the liabilities of the Series. The Plan was not approved by the shareholders of the Series.

The reorganization costs attributable to the Series are currently reflected in the Statement of Operations.

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Financial Highlights

OCTOBER 31, 2007	ANNUAL REPORT

Dryden International Value Fund

Financial Highlights

Class A
Year Ended October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$27.12

Income from investment operations:
Net investment income	.51
Net realized and unrealized gain on investment and foreign currency transactions	7.85

Total from investment operations	8.36

Less Dividends and Distributions:
Dividends from net investment income	(.03)
Distributions from net realized gains	(1.35)

Total dividends and distributions	(1.38)

Net Asset Value, end of year	$34.10

Total Return(a):	32.15%
Ratios/Supplemental Data:
Net assets, end of year (000)	$91,221
Average net assets (000)	$84,344
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.57%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	1.74%
For Class A, B, C and Z shares:
Portfolio turnover rate	44%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Effective August 1, 2005 through February 28, 2009, the Manager of the Series agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.62%, 1.37% and 1.15%, respectively, for the year ended October 31, 2005.

See Notes to Financial Statements.

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Class A

Year Ended October 31,
2006(b)	2005(b)		2004(b)	2003(b)

$21.88	$18.29		$16.07	$14.08

.45	.24		.16	.14
5.61	3.53		2.20	1.89

6.06	3.77		2.36	2.03

(.50)	(.18)		(.14)	(.04)
(.32)	—		—	—

(.82)	(.18)		(.14)	(.04)

$27.12	$21.88		$18.29	$16.07

28.59%	20.71%		14.77%	14.44%

$73,289	$61,347		$55,530	$41,889
$67,590	$59,739		$49,953	$40,463

1.65%	1.62	%(d)	1.61%	1.72%
1.40%	1.37	%(d)	1.36%	1.47%
1.83%	1.15	%(d)	.90%	.97%

48%	121%		24%	23%

See Notes to Financial Statements.

Dryden International Value Fund	35

Financial Highlights

continued

Class B
Year Ended October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$26.24

Income from investment operations:
Net investment income	.24
Net realized and unrealized gain on investment and foreign currency transactions	7.60

Total from investment operations	7.84

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.35)

Total dividends and distributions	(1.35)

Net Asset Value, end of year	$32.73

Total Return(a):	31.17%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,279
Average net assets (000)	$16,627
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	.84%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Series agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class B shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.38%, respectively, for the year ended October 31, 2005.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2006(b)	2005(b)		2004(b)	2003(b)

$21.19	$17.73		$15.58	$13.71

.19	.08		.03	.03
5.49	3.42		2.15	1.84

5.68	3.50		2.18	1.87

(.31)	(.04)		(.03)	—
(.32)	—		—	—

(.63)	(.04)		(.03)	—

$26.24	$21.19		$17.73	$15.58

27.51%	19.77%		13.98%	13.64%

$19,141	$18,978		$25,917	$33,651
$19,346	$23,092		$33,863	$33,581

2.40%	2.37	%(c)	2.36%	2.47%
1.40%	1.37	%(c)	1.36%	1.47%
.78%	.38	%(c)	.15%	.20%

See Notes to Financial Statements.

Dryden International Value Fund	37

Financial Highlights

continued

Class C
Year Ended October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$26.27

Income from investment operations:
Net investment income	.27
Net realized and unrealized gain on investment and foreign currency transactions	7.58

Total from investment operations	7.85

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(1.35)

Total dividends and distributions	(1.35)

Net Asset Value, end of year	$32.77

Total Return(a):	31.17%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,938
Average net assets (000)	$16,297
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	.94%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Series agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class C shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.40%, respectively, for the year ended October 31, 2005.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2006(b)	2005(b)		2004(b)	2003(b)

$21.21	$17.74		$15.60	$13.73

.23	.08		.06	.03
5.46	3.43		2.11	1.84

5.69	3.51		2.17	1.87

(.31)	(.04)		(.03)	—
(.32)	—		—	—

(.63)	(.04)		(.03)	—

$26.27	$21.21		$17.74	$15.60

27.53%	19.81%		13.90%	13.62%

$15,962	$12,720		$13,040	$7,438
$14,909	$13,293		$11,763	$6,988

2.40%	2.37	%(c)	2.36%	2.47%
1.40%	1.37	%(c)	1.36%	1.47%
.98%	.40	%(c)	.33%	.18%

See Notes to Financial Statements.

Dryden International Value Fund	39

Financial Highlights

continued

Class Z
Year Ended October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$27.26

Income from investment operations:
Net investment income	.60
Net realized and unrealized gain on investment and foreign currency transactions	7.89

Total from investment operations	8.49

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains	(1.35)

Total dividends and distributions	(1.45)

Net Asset Value, end of year	$34.30

Total Return(a):	32.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$234,828
Average net assets (000)	$206,798
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.32%
Expenses, excluding distribution and service (12b-1) fees	1.32%
Net investment income	2.02%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Series agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.36% of the average daily net assets of the Class Z shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.37%, 1.37% and 1.43%, respectively, for the year ended October 31, 2005.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2006(b)	2005(b)		2004(b)	2003(b)

$22.02	$18.41		$16.17	$14.17

.28	.29		.20	.18
5.84	3.54		2.22	1.90

6.12	3.83		2.42	2.08

(.56)	(.22)		(.18)	(.08)
(.32)	—		—	—

(.88)	(.22)		(.18)	(.08)

$27.26	$22.02		$18.41	$16.17

28.78%	20.97%		15.09%	14.76%

$177,008	$156,678		$295,418	$310,521
$170,067	$264,624		$334,003	$276,808

1.40%	1.37	%(c)	1.36%	1.47%
1.40%	1.37	%(c)	1.36%	1.47%
1.13%	1.43	%(c)	1.10%	1.22%

See Notes to Financial Statements.

Dryden International Value Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Prudential World Fund, Inc.—Dryden International Value Fund:

We have audited the accompanying statement of assets and liabilities of the Prudential World Fund, Inc.—Dryden International Value Fund (one of the portfolios constituting the Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2003, were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2007

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Tax Information

(Unaudited)

We are required by Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (October 31, 2007) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you in the fiscal year ended October 31, 2007, the Fund paid dividends of $0.031 per share for Class A and $0.101 per share for Class Z shares, from ordinary income, respectively. Additionally, the Fund paid distributions of $1.346 of long-term capital gains. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

For the fiscal year ended October 31, 2007, the Series designated 50.66% of the ordinary income dividends as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate 100% of ordinary income dividends as qualified short-term capital gains (QSTCG) under the American Jobs Creation Act of 2004.

For the fiscal year ended October 31, 2007, the Series intends on passing through $678,648 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $11,157,995.

In January 2008, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2007.

Dryden International Value Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Prudential World Fund, Inc./the Dryden International Value Fund (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 as amended, (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 1984(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 1996(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 1984(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden International Value Fund	45

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

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(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden International Value Fund	47

Approval of Advisory Agreements

The Board of Directors (the “Board”) of Prudential World Fund, Inc. oversees the management of Dryden International Value Fund (formerly, Strategic Partners International Value Fund) (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five-, and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Dryden International Value Fund

Approval of Advisory Agreements (continued)

Several of the material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and LSV and Thornburg, and also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and LSV and Thornburg under the management and subadvisory agreements.

Performance of Dryden International Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross and net performance (which

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reflects any subsidies, waivers or expense caps) in relation to its Peer Universe (the Lipper Retail and Institutional International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universe)1 was in the first quartile over the one-year period and in the second quartile over the three- and ten-year periods, although the Fund’s net and gross performance was in the third quartile over the five-year period. The Board also noted that the Fund outperformed its benchmark index during the one-, three- and ten-year periods, although the Fund underperformed against the benchmark index during the five-year period. The Board further noted that because the Fund’s current subadvisers had assumed responsibility for the Fund during the fourth quarter of 2004, the Fund’s performance over longer time periods was not attributable to the current subadvisers. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual and actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s second quartile, although the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board considered PI’s recommendation to continue the existing cap on annual operating expenses of 1.36% (exclusive of 12b-1 fees and certain other fees) and concluded that, in light of the Fund’s management fee ranking and competitive performance, this recommendation was not unreasonable. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

1Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Dryden International Value Fund

Approval of Advisory Agreements (continued)

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was ion the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years
Class A	24.88%	20.55%	8.93%
Class B	26.17	20.91	8.71
Class C	30.17	21.00	8.72
Class Z	32.50	22.21	9.81

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years
Class A	32.15%	21.92%	9.55%
Class B	31.17	21.01	8.71
Class C	31.17	21.00	8.72
Class Z	32.50	22.21	9.81

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.62%; Class B, 2.32%; Class C, 2.32%; Class Z, 1.32%. Net Operating Expenses apply to: Class A, 1.57%; Class B, 2.32%; Class C, 2.32%; Class Z, 1.32%, after contractual reduction through 2/28/2009.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1997) and the account values at the end of the current fiscal year (October 31, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® ND Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® ND Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® ND Index may differ substantially from the securities in the Fund. The MSCI EAFE® ND Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management Thornburg Investment Management, Inc.	One North Wacker Drive Suite 4000 Chicago, IL 60606 119 East Marcy Street Santa Fe, NM 87501

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the

Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    IFS-A141796    Ed. 12/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2007 and October 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $48,262 and $107,200 (includes fees for consents issued in connection with SEC filings) respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential World Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 20, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 20, 2007

*	Print the name and title of each signing officer under his or her signature.